Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “Amendment”), dated as of September 30, 2016, is entered into by and among Communications Systems, Inc., a Minnesota corporation (“Communications Systems”), JDL Technologies, Incorporated, a Minnesota corporation (“JDL”), Transition Networks, Inc., a Minnesota corporation (“Transition Networks”), Suttle, Inc., a Minnesota corporation (“Suttle”; together with Communications Systems, Transition Networks and JDL, “Borrowers” and each a “Borrower”), and Wells Fargo Bank, National Association, a national banking association (“Lender”).

RECITALS

Borrowers and Lender are parties to an Amended and Restated Credit Agreement dated as of August 12, 2016 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used in these Recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

Borrowers have requested that Lender agree to amend the Credit Agreement, and Lender is willing to grant Borrowers’ request pursuant to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.         Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings set forth therein, unless otherwise defined herein.

2.         Amendments to Credit Agreement.

(a)         Section 1.1(b)(x) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(x)          (i) that portion of any Account owing from an Account Debtor (other than KGP Telecommunications and Tech Data Corporation) or its Affiliates which represents the amount by which Borrowers’ Accounts owing from said Account Debtor (other than KGP Telecommunications and Tech Data Corporation) and its Affiliates exceeds 15% of Borrowers’ total Accounts, (ii) that portion of any Account owing from KGP Telecommunications or its Affiliates which represents the amount by which Borrowers’ Accounts owing from KGP Telecommunications and its Affiliates exceeds 35% of Borrowers’ total Accounts and (iii) that portion of any Account owing from Tech Data Corporation or its Affiliates which represents the amount by which Borrowers’ Accounts owing from Tech Data Corporation and its Affiliates exceeds 25% of Borrowers’ total Accounts;

(b)         Section 4.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 4.10.          DEPOSITORY RELATIONSHIP; DEPOSIT ACCOUNTS. Maintain all of its cash management, collection, and operating accounts with Lender, and maintain only such deposit accounts as are described in, and subject to the terms and conditions of, the applicable Security Agreement. Nothing in this Section 4.10 shall prevent Borrowers from maintaining the UBS Securities Account, which Borrowers may close in their sole discretion from time to time. To the extent Lender provides its written consent to the maintenance of a deposit account by a Loan Party with a financial institution other than Lender, Loan Party will maintain a deposit account control agreement acceptable to Lender (a “Control Agreement”) with each such financial institution (each, a “Controlled Account Bank”) with respect to each such deposit account (each, a “Controlled Account”) at such Controlled Account Bank. Unless otherwise agreed by Lender, each such Control Agreement will provide that the applicable Controlled Account Bank will forward, by daily standing wire transfer, all amounts in such Controlled Account directly to a deposit account as directed by Lender. Notwithstanding the foregoing requirements or any other requirement set forth in the Security Agreements, so long as (a) no Event of Default has occurred and is continuing and the (b) the aggregate average amount deposited in each account designated in this sentence dose not exceed $100,000, the Loan Parties may maintain each of the following accounts without delivering a Control Agreement with respect thereto: (i) deposit account number 1110197016 maintained by Suttle with Frandsen Bank & Trust, and (ii) deposit account number 2000005145583308 maintained by Twisted Technologies, Inc. with Branch Banking and Trust Company.

3.         No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

4.         Conditions Precedent. This Amendment shall be effective when Lender has received this Amendment, duly executed by Borrowers, together with each of the following, each in form and substance acceptable to Lender in its sole discretion:

(a)         the Acknowledgment and Agreement of Guarantor, duly executed by Guarantor; and

(b)         Such other matters as Lender may require.

5.         Representations and Warranties. Each Borrower hereby represents and warrants to Lender as follows:

(a)         Each Borrower has all requisite power and authority to execute this Amendment and the other documents and agreements contemplated by this Amendment and to perform all of its obligations thereunder, and this Amendment and the other documents and agreements contemplated by this Amendment have been duly executed and delivered by each Borrower and constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms.

(b)         The execution, delivery and performance by each Borrower of this Amendment and the other documents and agreements contemplated by this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to any Borrower, or the articles of incorporation or bylaws of any Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

(c)         All of the representations and warranties contained in Article II of the Credit Agreement, and each other representation and warranty contained in each other Loan Document, are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6.         References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby, and any and all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

7.         No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any other Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

8.         Release. Borrowers hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower or any other Loan Party has had, now have or have made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9.         Costs and Expenses. Borrowers hereby reaffirm their agreement under the Loan Documents, including Section 7.4 of the Credit Agreement, to pay or reimburse Lender for all Lender Expenses, including, without limitation, all costs and expenses in connection with this Amendment.

10.       Miscellaneous. This Amendment constitutes a Loan Document under the Credit Agreement. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or in a .pdf or similar electronic file shall be effective as delivery of a manually executed counterpart thereof. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Article, Section, subsection, paragraph and subparagraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. No amendment, modification, termination of waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by Lender. The validity of this Amendment and the construction, interpretation, and enforcement of this Amendment, and the rights of the parties, as well as all claims, controversies or disputes arising under or related to this Amendment will be determined under, governed by and construed in accordance with the laws of the State of Minnesota without regard conflicts of laws principles.

Signature page follows

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

COMMUNICATIONS SYSTEMS, INC.

By:
Name: Mark Fandrich
Title: Chief Financial Officer

JDL TECHNOLOGIES, INCORPORATED

By:
Name: Mark Fandrich
Title: Chief Financial Officer

TRANSITION NETWORKS, INC.

By:
Name: Mark Fandrich
Title: Chief Financial Officer

SUTTLE, INC.

By:
Name: Mark Fandrich
Title: Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Chris Markham
Title: Assistant Vice President

First Amendment to Amended and Restated Credit Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned is a guarantor of the debts, liabilities and obligations of Communications Systems, Inc., a Minnesota corporation (“Communications Systems”), JDL Technologies, Incorporated, a Minnesota corporation (“JDL”), Transition Networks, Inc., a Minnesota corporation (“Transition Networks”), Suttle, Inc., a Minnesota corporation (“Suttle”; together with Communications Systems, Transition Networks and JDL, “Borrowers” and each a “Borrower”), under that certain Guaranty dated as of August 12, 2016 (as amended, restated, supplemented or otherwise modified from time to time, together with all joinders thereto, the “Guaranty”) in favor of Wells Fargo Bank, National Association, a national banking association (“Lender”), pursuant to which the undersigned guaranteed the full and prompt payment and performance of the Obligations (as defined in therein). The undersigned hereby: (i) acknowledges receipt of the foregoing First Amendment to Amended and Restated Credit Agreement between Borrowers and Lender (the “Amendment”); (ii)consents to the terms and execution of the Amendment; (iii)reaffirms its obligations to Lender and the guaranty of the Obligations pursuant to the terms of the Guaranty; (iv) hereby absolutely and unconditionally releases and forever discharges Lender and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the undersigned has had, now has or has made claim to have against any such person or entity for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of the Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown; and (v) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement (as defined in the Amendment) or any of the other Loan Documents (as defined in the Credit Agreement referenced in the Amendment) and any indebtedness, liabilities, obligations or agreements of Borrowers or any other person or entity, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty or otherwise.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of September 30, 2016.

TWISTED TECHNOLOGIES, INC.

By:
Name: Mark Fandrich
Title: Chief Financial Officer

Acknowledgment and Agreement of Guarantor to First Amendment to Amended and Restated Credit Agreement